LEASES	12 Months Ended
Dec. 31, 2018
Leases [Abstract]
LEASES
LEASES

As of December 31, 2018, we leased in eight (2017: eight vessels) from Ship Finance and one vessel (2017: one vessel) from third parties. All of these vessels are leased under long-term time charters which are classified as operating leases.

Charter hire and office rent expense
The future minimum operating lease expense payments under our non-cancelable operating leases as of December 31, 2018 are as follows:

(in thousands of $)
2019	35,613
2020	35,709
2021	35,613
2022	32,590
2023	28,177
Thereafter	110,357
278,059

The future minimum operating lease expense payments are based on the contractual cash outflows under non-cancelable contracts. The charter hire expense recognition is based upon the straight-line basis, net of amortization of unfavorable time charter contracts.

As of December 31, 2018, the future minimum rental payments include $3.6 million (2017: $2.3 million) in relation to office rent expenses and $274.5 million (2017: $311.2 million) in relation to charter hire expenses for leased in vessels.

During 2018, 2017 and 2016, the charter hire expense under operating leases, net of amortization of unfavorable time charter contracts-in were as follows:

(in thousands of $)	2018	2017	2016
Charter hire expenses, operating leases	93,384	71,345	54,365
Amortization of unfavorable time charter contracts-in	(672)	(672)	(674)
Charter hire expenses	92,712	70,673	53,691

With reference to Note 27, in April 2015 we agreed to a sale and leaseback transaction with Ship Finance for eight Capesize vessels that were time chartered-in by one of our subsidiaries for a period of ten years. The daily time charter rate is $17,600 during the first seven years and $14,900 in the remaining three years, of which $7,000 is for operating expenses (including dry docking costs). In addition, 33% of our profit from revenues above the daily time charter rate for all eight vessels aggregated will be calculated and paid on a quarterly basis to Ship Finance. In addition, the daily hire payments will be adjusted if the actual three month LIBOR should deviate from a base LIBOR of 0.4% per annum. For each 0.1% point increase/decrease in the interest rate level, the daily charter hire will increase or decrease by $50 per day in the first seven years and $25 per day in the remaining three years. We have a purchase option of $112 million en-bloc after 10 years and, if such option is not exercised, Ship Finance has the option to extend the charters by three years at $14,900 per day. The minimum lease period has been assessed to 13 years. Contingent rental income (expense) was recorded in 2018, 2017 and 2016 as a reduction (increase) in charter hire expense of ($2.61) million, ($1.15) million and $0.41 million, respectively. In addition we recognized $244 thousand and $162 thousand in profit share expense in 2018 and 2017, respectively.

In February 2016, we and the lessor of the chartered-in vessel, Golden Hawk, agreed to reduce the daily rate to $11,200 from $13,200 for two years from February 20, 2016. We also agreed that we will reimburse the lessor when the 6-T/C Baltic Exchange Supramax Index exceeds the reduced daily rate in any day during the two-year period. The maximum reimbursed amount is capped at $1.75 million and on February 20, 2022 we will pay to the lessor the difference between the amount reimbursed and $1.75 million. As of December 31, 2018 the accumulated amount to be reimbursed under the contract is $1.75 million.

Rental income
As of December 31, 2018, we leased out 17 vessels on fixed time charter rates (2017 : 10 vessels) and 13 vessels (2017 : 15 vessels) on index-linked time charter rates to third parties with initial periods ranging between one year and ten years. All of these leases are classified as operating leases.

The future minimum operating lease revenue receipts under our non-cancelable fixed rate operating leases as of December 31, 2018 are as follows:

(in thousands of $)
2019	62,339
2020	28,424
2021	8,208
2022	—
2023	—
Thereafter	—
98,971

The future minimum operating lease revenue receipts are based on the contractual cash inflows under non-cancelable contracts. The charter hire revenue recognition is based upon the straight-line basis, net of amortization of favorable time charter contracts.

As of December 31, 2018, the cost and accumulated depreciation of the 30 vessels which were leased out to third parties, were $1,375.7 million and $134.4 million, respectively. As of December 31, 2017, the cost and accumulated depreciation of the 25 vessels which were leased out to third parties, were $1,254.8 million and $103.3 million, respectively.